UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 March 8, 2005
                Date of Report (Date of earliest event reported)

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                     1-12762                   62-1543819
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

                         6584 POPLAR AVENUE, SUITE 300
                           MEMPHIS, TENNEESSEE 38138
                    (Address of principal executive offices)

                                 (901) 682-6600
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On March 8, 2005, the Board of Directors of Mid-America Apartment Communities, Inc. (the "Company"), adopted a proposal as presented by its Compensation Committee to award a bonus to executive management of the Company for work performed in calendar year 2004 in the form of shares of restricted stock.

The total number of shares of restricted stock awarded was 8,852. Dependent upon each executive's continued employment with the Company, half of the shares awarded will vest in March of 2006 while the remaining shares will vest in March of 2007.

The shares of restricted stock were issued pursuant to the Restricted Stock Agreement between each executive and the Company, the form of which is attached to this Form 8-k as Exhibit 4.1 in Item 9.01, and the Mid-America Apartment Community, Inc. 2004 Stock Plan.

ITEM 9.01 Financial Statements and Exhibits

     (c) Exhibits

         Exhibit
         Number         Description
         --------       ------------------------------------
         4.1           Form of Restricted Stock Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:  March 11, 2005       /s/Simon R.C. Wadsworth
                            Simon R.C. Wadsworth
                            Executive Vice President and Chief Financial Officer
                            (Principal Financial and Accounting Officer)